FINANCIAL INVESTORS TRUST ALPS | KOTAK INDIA GROWTH FUND Class A: INDAX | Class C: INFCX | Class I: INDIX Summary Prospectus February 28, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.alpskotakindiafund.com/regulatory-reports.php. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2015, along with the Fund’s most recent annual report dated October 31, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 114 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 99 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	3.52%	3.57%	3.24%
Shareholder Services Fees(1)	0.15%	0.25%	0.00%
Other Fund expenses	3.37%	3.32%	3.24%
Total Annual Fund Operating Expenses	5.02%	5.57%	4.49%
Fee Waiver and Expense Reimbursement(2)	-3.02%	-2.97%	-2.89%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.00%	2.60%	1.60%

(1)	Expenses are restated to reflect current fees.
(2)	ALPS Advisors, Inc. (the “Adviser”) has agreed to waive and Kotak Mahindra (UK) Limited (the “Sub-Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through February 29, 2016. The Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Class A Shares	$742	$1,719	$2,695	$5,134
Class C Shares	$363	$1,397	$2,519	$5,268
Class I Shares	$163	$1,096	$2,038	$4,435
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$742	$1,719	$2,695	$5,134
Class C Shares	$263	$1,397	$2,519	$5,268
Class I Shares	$163	$1,096	$2,038	$4,435

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2014 through October 31, 2014, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

•	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India;
•	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
•	have 50% or more of their assets in India.

ALPS | KOTAK INDIA GROWTH FUND

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes. The Fund intends to invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

•	that are sector leaders and enjoy leadership in their respective segments;
•	that are strong asset plays;
•	that are expected to witness operational and financial improvement due to positive swing in their business cycles;
•	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
•	that are expected to create and deliver long-term value due to innovation and IPR development; and
•	display the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may be concentrated in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

The Fund’s policy to invest, under normal market conditions, at least 80% of its net assets directly or indirectly in equity and equity-linked securities of Indian companies, may not be changed without a written notification to shareholders at least sixty (60) days prior to any change in such policy.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•	Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•	Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

•	Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•	Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

•	Indian Financials Sector Risk The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

•	India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

•	Investment into India from Mauritius. The Fund intends to invest into the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), read with the provisions of the Treaty. As per Section 90(2) of the Act, the provisions of the Act would apply only to the extent they are more beneficial than the provisions of the Treaty, Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence is issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty. Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under certain provisions of the Treaty which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

•	Indirect Transfer of Indian Assets. The Act levies capital gains tax on income arising from the transfer or redemption of shares/ interest in a company/ entity organized outside India which derives, directly or indirectly, its value substantially from the assets located in India. The transferor in this case is required to withhold taxes and pay the same to the Government of India. Pursuant to the said provision, there is a possibility that Indian tax authorities may seek to tax the transfer or redemption of shares in the Portfolio, notwithstanding that there is no transfer taking place in India, on the basis that the shares of the Portfolio derive substantial value from India.

Therefore, it is possible that the income arising from the transfer or redemption of the shares of the Portfolio or the Fund may be taxable in India in the hands of a transferor, where the value of such shares is substantially derived, directly or indirectly, from assets located in India and such transferor is located in a jurisdiction with which India does not have a more beneficial double taxation avoidance treaty.

•	General Anti Avoidance Rule (“GAAR”). The GAAR-related provisions of the Act are expected to come into effect April 1, 2015. Please refer to the SAI for an overview of the provisions of the GAAR.

As per GAAR, in the event a transaction/ arrangement is determined as being an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. Consequently, the application of GAAR could have an adverse impact on the taxability of the Fund and the returns to the Investors.

•	Draft Direct Taxes Code Bill. As part of its tax reform initiatives, the Government of India is in the process of revising, consolidating and simplifying the language and structure of India’s direct tax laws into a single piece of legislation – the Direct Tax Code (“DTC”). A draft bill for the DTC was referred to a Parliamentary Standing Committee, which has given its recommendations on the DTC. Once approved by both Houses of the Indian Parliament and receives the President’s assent, it would be enacted as law. As a result of the introduction of the DTC, it could have an impact on the taxability of the Portfolio, the Fund and could adversely impact the returns to the investors.

•	Minimum Alternative Tax. In the event that the benefits of the India/Mauritius Tax Treaty are not available to the Portfolio, or if the Portfolio is held to have Permanent Establishment in India, the Portfolio may be subject to a Minimum Alternate Tax (“MAT”). As per the Act, if the tax payable by any company (including a foreign company) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% (subject to currently applicable surcharge on foreign companies being of 2% where total income of such foreign company does not exceed INR 100,000,000, or 5% in other cases (hereinafter referred to as “Surcharge”), on tax payable and education cess and secondary higher education cess aggregating to 3% (hereinafter referred to as “Education Cess”) on tax payable and surcharge thereon) of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

ALPS | KOTAK INDIA GROWTH FUND

Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter – March 31, 2012	24.09%
Worst Quarter – June 30, 2012	-6.90%

The Fund’s Class A share year-to-date return as of December 31, 2014 was 47.61%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for the period ended December 31, 2014)

	1 Year	Since Inception (February 14, 2011)
Class A Shares
Return Before Taxes	39.54%	6.04%
Return After Taxes on Distributions	37.66%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	23.02%	4.59%
Class C Shares
Return Before Taxes	45.39%	6.86%
Class I Shares
Return Before Taxes	48.22%	7.98%
MSCI India Index (reflects no deduction for fees, expenses or taxes)	23.87%	2.16%
CNX 500 Index (reflects no deduction for fees, expenses or taxes)	36.78%	4.52%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Kotak Mahindra (UK) Limited is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, principal Fund manager at Kotak, has been portfolio manager of the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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